UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) July 12, 2013

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center 1415 W. Diehl Road Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

On July 12, 2013, Tellabs, Inc. (“Tellabs” or the “Company”) appointed Lawrence A. (Larry) Rieger its acting Chief Financial Officer (CFO) effective immediately. Mr. Rieger succeeds Thomas P. Minichiello, who resigned, effective July 12, 2013, to become CFO at Westell Technologies, Inc.

Since 2002, Mr. Rieger, 62, has been a partner with Crowe Horwath LLP, a public accounting and consulting firm. Mr. Rieger has worked closely with Tellabs since 2003 performing internal audit services provided to Tellabs by Crowe Horwath LLP. From 1973 to 2002, Mr. Rieger held a series of roles with increasing responsibilities, including managing partner of internal audit services and managing partner assurance services at Arthur Andersen LLP. Mr. Rieger holds a B.B.A. from Wayne State University, and is a certified public accountant (CPA).

Mr. Rieger’s weekly salary will be $15,000. This amount reflects the fact that Mr. Rieger will not participate in any of the other compensation or benefit plans or programs available generally to the Company’s executive officers, including but not limited to, the Company’s Executive Continuity and Protection Program or the Company’s Annual Incentive Program, or the 2004 Incentive Compensation Plan.

Tellabs also promoted Michael Miles, 50, to Vice President, Finance and Chief Accounting Officer (CAO). Mr. Miles was previously Director, Finance at Tellabs since 2007. Mr. Miles joined Tellabs in 2005, bringing experience from UTStarcom, CommWorks, 3Com, U.S. Robotics and other companies. He holds a B.B.A. from Loyola University Chicago and an M.B.A. from Lake Forest Graduate School of Management.

Mr. Miles’ annual base salary has been set at $215,000, his participation in the Company’s Annual Incentive Program will be at a target annual bonus of 40% and he will be eligible to receive long-term incentive awards under the Company’s 2004 Incentive Compensation Plan. Mr. Miles will receive a grant of Restricted Stock Units (RSUs) with a value equal to $20,000. The RSUs will vest one third on each of the first three anniversaries of the grant date. This grant will be subject to continued employment and other terms and conditions under the award.

Mr. Miles is also entitled to participate in general benefit programs available to all eligible employees, as outlined in the proxy statement for the 2013 annual meeting of stockholders filed March 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC. (Registrant)

/s/ Daniel P. Kelly
Daniel P. Kelly Chief Executive Officer and President

July 15, 2013

(Date)